                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2005

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                       000-26719               38-3360865
(State or other jurisdiction          (Commission File          (IRS Employer
      of incorporation)                    Number)          Identification Number)

310 LEONARD STREET NW, GRAND RAPIDS, MICHIGAN                            49504
  (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code                  616-406-3000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Earnings Release. On October 10, 2005, Mercantile Bank Corporation issued a press release announcing earnings and other financial results for the quarter ended September 30, 2005. A copy of the press release is furnished as
Exhibit 99.1 to this report and incorporated here by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number                             Description
--------------                             -----------
     99.1              Press release of Mercantile Bank Corporation reporting
                       financial results and earnings for the quarter ended
                       September 30, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MERCANTILE BANK CORPORATION


                                    By:  /s/ Charles E. Christmas
                                         ---------------------------------------
                                         Charles E. Christmas
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer


Date:  October 10, 2005


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                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------
     99.1              Press release of Mercantile Bank Corporation reporting
                       financial results and earnings for the quarter ended
                       September 30, 2005.

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